POWER OF ATTORNEY
I hereby constitute and appoint Peter
Koffler, signing singly, my true and
lawful attorney-in-fact:
(1) to execute for and on my behalf,
in my capacity as a trustee, officer
or other reporting person of Blackstone
Alternative Alpha Fund or Blackstone
Alternative Alpha Master Fund, each a
Massachusetts  business trust, (each, a
"Fund"), Forms 3, 4 and 5 in accordance
with Section 16(a) of the Securities
Exchange Act of 1934, as amended, and
the rules thereunder, and Section
30(h) of the Investment Company Act
of 1940, as amended;
(2) to do and perform any and all acts
for and on my behalf that may be
necessary or desirable to complete and
execute any such Form 3, 4 or 5 to and
timely file such Form with the United
States Securities and Exchange
Commission (the "SEC");
(3) do and perform any and all acts for
and on behalf of the undersigned that
may be necessary or desirable to file
for Access Codes to the SEC EDGAR
System, including but not limited to
the completion, execution and timely
delivery of a statement of authentication
to the Commission in order to obtain
such EDGAR Access Codes; and
(4) to take any other action of any
type whatsoever in connection with the
foregoing which, in the opinion of such
attorney-in-fact, may be to my benefit,
in my best interest, or that I am legally
required to do, it being understood that
the documents executed by such
attorney-in-fact on my behalf pursuant
to this Power of Attorney shall be in
such form and shall contain such terms
and conditions as such attorney-in-fact
may approve in such attorney-in-fact's
discretion.
I hereby grant to each such
attorney-in-fact full power and authority
to do and perform any and every act and
thing whatsoever requisite, necessary,
or proper to be done in the exercise of
any of the rights and powers herein
granted, as fully to all intents and
purposes as I might or could do if
personally present, with full power of
substitution, resubstitution or
revocation, hereby ratifying and
confirming all that such attorney-in-fact,
or such attorney-in-fact's substitute or
substitutes, shall lawfully do or cause
to be done by virtue of this power of
attorney and the rights and powers herein
granted. I acknowledge that the
attorneys-in-fact, in serving in such
capacity at my request, are not assuming,
nor is any Fund assuming, any of my
responsibilities to comply with Section
16 of the Securities Exchange Act of
1934, as amended, and the rules thereunder,
and Section 30(h) of the Investment
Company Act of 1940, as amended.
This Power of Attorney shall remain in
full force and effect until I am no longer
required to file Forms 3, 4 and 5 with
respect to my holdings of and
transactions in Fund securities, unless
I earlier revoke it in a signed writing
delivered to the attorneys-in-fact.
IN WITNESS WHEREOF, I have caused this
Power of Attorney to be executed as of
this 14th day of February, 2012.
/s/ Brian Gavin
Signature
Brian Gavin
Senior Managing Director and Chief
Operating Officer
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